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     FIRST AMENDMENT TO SECOND AMENDED AND RESTATED
     REDUCING REVOLVING CREDIT AGREEMENT


THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED REDUCING REVOLVING CREDIT AGREEMENT (this "Amendment") dated as of June 25, 1996, by and among DYERSBURG FABRICS LIMITED PARTNERSHIP, I, a Tennessee limited partnership (the "Borrower"), DYERSBURG CORPORATION, a Tennessee corporation ("Holding Company"), DYERSBURG FABRICS INC., a Tennessee corporation ("DFI"), DFIC, INC., a Delaware corporation ("Investment"; Holding Company, DFI and Investment collectively referred to herein as "Guarantors"), SUNTRUST BANK, ATLANTA (formerly known as Trust Company Bank), a Georgia banking corporation, NATIONAL CITY BANK, KENTUCKY, a national banking association, NBD BANK, an Illinois banking corporation, THE BANK OF TOKYO-MITSUBISHI, LTD., ATLANTA AGENCY, the Atlanta Branch of a Japanese banking association and WACHOVIA BANK OF GEORGIA, N.A., a national banking association (collectively, the "Banks") and SUNTRUST BANK, ATLANTA, in its capacity as agent for the Banks (in such capacity, the "Agent");

     W I T N E S S E T H:

WHEREAS, the Borrower, the Guarantors, the Banks and the Agent are parties to a certain Second Amended and Restated Reducing Revolving Credit Agreement dated as of April 10, 1996 (the "Credit
Agreement"; all terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement);

WHEREAS, the Borrower and the Guarantors have requested, and the Banks and the Agent have agreed, to modify certain financial covenants set forth in the Credit Agreement, as more particularly set forth below;

NOW, THEREFORE, for and in consideration of the mutual premises contained herein and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

1. Section 7.10 of the Credit Agreement is hereby amended by deleting subsections (a), (b) and (d) thereof in their entirety and
substituting the following in lieu thereof:"(a)   Interest Coverage
Ratio. Maintain an Interest Coverage Ratio, calculated as of the last day of each fiscal quarter for the immediately preceding four quarters, of no less than 2.50:1.0.(b) Cash Flow Coverage Ratio. Maintain a Cash Flow Coverage Ratio, calculated as of the last day of each fiscal quarter for the immediately preceding four fiscal quarters, of no less than 0.95:1.0.



(d) Leverage Test. Maintain a Leverage Test, calculated on the last day of each fiscal quarter of the Holding Company, of not more than the percentage set forth below for the indicated period:

               Period                   Maximum Percentage

           December 30, 1995
             and thereafter                       55%.



2. Each of the Guarantors and the Borrower hereby agrees that nothing herein shall constitute a waiver by the Banks of any Default or Event of Default, whether known or unknown, which may exist under the Credit Agreement. Each of the Guarantors and the Borrower represents and warrants to the Banks that as of the date hereof, no Default or Event of Default exists pursuant to the Credit Agreement which is not expressly waived herein. In addition, each of the Guarantors and the Borrower acknowledges and agrees that it has no knowledge of any defenses, counterclaims, offsets or objections in its favor against the Banks with regard to any of the obligations due under the terms of the Credit Agreement as of the date of this Amendment.

3. Except as expressly amended and modified herein, all terms and covenants and provisions of the Credit Agreement shall remain unaltered and in full force and effect, and the parties hereto do expressly ratify and confirm the Credit Agreement as modified herein. All future references to the Credit Agreement shall be deemed to refer to the Credit Agreement as amended hereby. Furthermore, pursuant to the terms of the Working Capital Agreement and Letter of Credit Agreement, this Amendment shall automatically amend the provisions of such agreements incorporated by reference therein.

          4. This Amendment shall be effective upon receipt by the Agent of fully executed counterparts of this Amendment in its offices in Atlanta, Georgia.

5. This Amendment shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, successors, successors-in-titles, and assigns.

6. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia, notwithstanding any principles regarding conflicts of laws thereof.

7. This Agreement sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.

8. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts and may be delivered by telecopier. Each counterpart so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.IN
WITNESS WHEREOF, the parties hereto have executed this Amendment through their authorized officers as of the date first above written.

DYERSBURG FABRICS LIMITED
  PARTNERSHIP, I, a Tennessee
   limited partnership

By: DYERSBURG FABRICS INC., its
sole General Partner


By:
Title:

Attest:
Title:


[CORPORATE SEAL]

DYERSBURG CORPORATION


By:
Title:

 Attest:
  Title:

[CORPORATE SEAL]


DYERSBURG FABRICS INC.


By:
Title:

 Attest:
Title:

[CORPORATE SEAL]




 DFIC, INC.


By:
Title:


 Attest:
                              Title:

[CORPORATE SEAL]




SUNTRUST BANK, ATLANTA


By:
Title:

By:
Title:


NATIONAL CITY BANK, KENTUCKY


By:
Title:


NBD BANK


By:
Title:


THE BANK OF TOKYO-MITSUBISHI, LTD.,
 ATLANTA AGENCY


By:
Title:


                              WACHOVIA BANK OF GEORGIA, N.A.


By:
Title:


SUNTRUST BANK, ATLANTA, as Agent


By:
Title:


By:
Title:



     CONSENT AND RATIFICATION OF AFFILIATE GUARANTORS

Each of the undersigned Affiliate Guarantors acknowledges its receipt of and consent to the First Amendment to Second Amended and Restated Reducing Revolving Credit Agreement attached hereto and incorporated herein by this reference and further acknowledges and agrees that nothing contained therein shall release, discharge, modify, change or affect the original liability of the Affiliate Guarantors under the Affiliate Guaranty and each Affiliate Guarantor ratifies and affirms the terms and conditions of the Affiliate Guaranty which remains in full force and effect.

IN WITNESS WHEREOF, each Affiliate Guarantor has executed this
Consent and Ratification under seal as of this 25th day of June, 1996.

UNITED KNITTING, INC.


By:
Jerome M. Wiggins
Treasurer

Attest:
Paul Hallock
Assistant Secretary

[CORPORATE SEAL]


UNITED KNITTING LIMITED PARTNERSHIP, I,
a Tennessee limited partnership

BY:  UNITED KNITTING, INC., its sole
General Partner


By:
Jerome M. Wiggins
Treasurer

Attest:
Paul Hallock
Assistant Secretary

[CORPORATE SEAL]


UKIC, INC.


By:
Paul Hallock
Vice President



Attest:
Barbara Steen
Secretary

[CORPORATE SEAL]